UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 24, 2012

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	November ‘11	December ‘11	January ‘12
Process Management	+5 to +10	+15	+5 to +10
Industrial Automation	0 to +5	0 to +5	0 to +5
Network Power	-10 to -5	-10 to -5	-5 to 0
Climate Technologies	-10 to -5	-10 to -5	-15
Commercial & Residential Solutions	+5 to +10	+5 to +10	+5 to +10
Total Emerson	0	0 to +5	0

January 2012 Orders Comments:

Emerson’s trailing three-month orders were flat, as strength in Process Management and Commercial & Residential Solutions was offset by weakness in Climate Technologies and the telecommunications-related energy systems business.  Underlying orders excluding currency grew slightly, as growth in the network power systems business resumed in the month of January.  Total backlog at the end of January reflected 10 to 15 percent growth versus the prior year, with sales conversion expected to accelerate in the second half of 2012.  Process Management and Commercial & Residential Solutions backlog each grew more than 20 percent, and Network Power backlog increased 5 to 10 percent despite recent mixed orders trends.  Industrial Automation and Climate Technologies backlog changes were consistent with orders trends.

Process Management orders growth remained strong and continued to be driven by robust global oil and gas investment, as both MRO and project business reflected solid demand.  Currency exchange rates deducted 3 percentage points.  Oil and gas investment continues to increase globally as energy prices remain high.

Industrial Automation orders grew moderately, led by strong growth in the ultrasonic welding and electrical distribution businesses, along with moderate growth in the fluid automation business.  Capital goods end markets continued to reflect stable demand, but the wind and solar energy businesses remained weak.  We expect demand in the U.S. to remain solid as industrial gross fixed investment continues to recover.

Network Power orders declined, with weakness in telecommunications and information technology end markets and in Europe.  After decreases in the months of November and December, January orders reflected strong growth, with demand acceleration in the global uninterruptible power supply and precision cooling business.  Orders growth in the embedded computing and power business was solid.

Climate Technologies end market weakness continued, as orders declined in all geographies.  The U.S. and China air conditioning businesses reflected very challenging market conditions, and channel inventory levels remain unusually low.  Modest recovery should begin in the U.S. business by mid-2012.

Commercial & Residential Solutions (formerly Tools and Storage) orders remained strong, as the food waste disposers, storage, wet/dry vacuums, and professional tools businesses benefited from stable U.S. commercial construction demand and improving residential renovation end markets.  U.S. residential gross fixed investment has turned positive and is improving after three challenging years.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 24, 2012	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary